UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21079

Trust for Advisor Solutions (Formerly Hatteras Alternative Mutual Funds Trust)
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI			53202
(Address of principal executive offices)			(Zip code)

David B. Perkins, 8510 Colonnade Center Drive Suite 250 Raleigh, NC 27615
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-877-569-2382

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2018 through December 31, 2018

Item 1. Reports to Stockholders.

ANNUAL REPORT

DECEMBER 31, 2018

Hatteras Alpha Hedged Strategies Fund

TRUST FOR ADVISOR SOLUTIONS

For the year ended December 31, 2018

Table of Contents

Portfolio Management's Discussion of Fund Performance (Unaudited)	3-4
Growth of $10,000 Investment (Unaudited)	5
Allocation of Portfolio Assets (Unaudited)	6
Schedule of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Notes to Financial Statements	11-18
Report of Independent Registered Public Accounting Firm	19
Expense Example (Unaudited)	20
Approval of Advisory Agreement & Board Consideration (Unaudited)	21

TRUST FOR ADVISOR SOLUTIONS

Hatteras Alpha Hedged Strategies Fund

Financial Statements

For the year ended December 31, 2018

PORTFOLIO MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Capital Markets Review

Domestic equity markets experienced the return of volatility in 2018, a stark contrast to the persistently low levels of volatility seen throughout 2017. For the year, the S&P 500 Index returned -4.38% and the Russell 2000 Index returned -11.01%. While equity markets ascended to record highs in January fueled by optimism following the passage of U.S. tax reform, volatility spiked in February as rising interest rates and an outlook for higher inflation pressured stocks. A second bout of volatility came in March with fears of a global trade war as the U.S. announced new tariffs on imports of steel and aluminum and proposed additional tariffs on a broad array of Chinese imports, sparking a series of tit-for-tat retaliatory measures between the two countries. Stocks enjoyed a reprieve from volatility during the second and third quarters as strong corporate earnings growth and solid U.S. economic data outweighed continued concerns around rising interest rates and a U.S.-China trade war. Entering the fourth quarter, both large and small cap domestic equity indices had double digit gains for the year. These gains were erased by a more persistent round of volatility which began in early October and lasted through the end of the year. Hawkish comments from the Federal Reserve combined with weakening outlooks in corporate earnings releases and fears of a global economic slowdown drove steep declines during the final quarter of the year. While losses were broad based, growth outperformed value for the year, with the Russell 3000 Growth Index returning -2.12% relative to the Russell 3000 Value Index's return of -8.58%. At the sector level, eight of the 11 sectors in the S&P 500 were negative for the year, and five sectors posted double digit losses for the year. S&P 500 Energy underperformed, returning -18.1% as oil prices tumbled into a bear market. The S&P 500 Health Care sector was seen as a safe haven amid the volatile market conditions and outperformed with a gain of 6.47%.

International equities underperformed domestic markets in USD terms, with the MSCI EAFE NR Index returning -13.79% and the MSCI Emerging Markets NR Index returning -14.58%. The underperformance reflects weakening economic growth trends outside of the U.S. in tandem with a strengthening of the U.S. dollar, as the U.S. Dollar Index rose by approximately 4% in 2018. Several factors weighed on developed international markets including the impact of global trade tensions in Asia, Italy's budget crisis in Europe, and the unresolved status of 'Brexit' in the U.K. Within Emerging Markets, Chinese markets slumped into a bear market reflecting the direct impact of mounting U.S. tariffs, and separate economic crises in Argentina and Turkey spurred contagion fears and contributed to the significant outflows from the asset class in 2018.

Fixed income markets generated mixed returns in 2018, with the Bloomberg Barclays US Aggregate Index and Bloomberg Barclays Global Aggregate Index returning 0.01% and -1.20% respectively in USD terms. U.S. high yield bonds underperformed domestic investment grade bonds for the year with the BofAML US High Yield Master II Index returning -2.26%. Cash, as represented by the 3-month T-bill, outperformed by gaining 1.87% for the year. The U.S. yield curve notably flattened year over year, with 3-month yield jumping 106 bps, 2-year yields rising 59 bps, 10-year yields higher by 29 bps, and 30-year yields up 28 bps. At the front end of the curve, yields rose as the Federal Reserve completed four interest rates hikes during the year, one more than consensus expectations entering the year. On the long end of the curve, yields were modestly higher as inflation expectations remained contained and concerns of a domestic economic slowdown grew in the final quarter of the year. Corporate credit spreads widened, providing a second headwind for the asset class in addition to rising interest rates. During the fourth quarter, both U.S. high yield and investment grade spreads reached their widest levels since the summer of 2016.

Hatteras Alpha Hedged Strategies Fund

The Hatteras Alpha Hedged Strategies Fund (ALPIX or the "Fund") is designed as a complete, turnkey alternative investment allocation. The Fund serves as a total portfolio diversifier by using a multi-strategy, multi-manager approach.

Positive annual returns were elusive for risk assets in 2018, with broad based losses across global equity and bond markets and many hedge fund strategies. The return of volatility came in the form of sharp, sudden market reversals early in the year and more persistent market declines later in the year. Against this backdrop, strategies offering downside protection and low correlation to traditional asset classes outperformed those with greater directionality or market beta. During 2018, the Fund benefitted from conservative positioning and had positive contributions from three of the four underlying strategies. As such, the Fund returned -1.75% for the year, outperforming the HFRX Global Hedge Index (-6.74%).

Event Driven was the Fund's top contributing strategy for the year. Gains were driven by merger arbitrage trades, an investing style which offers low correlation to traditional asset classes as a target company's beta or "market risk" is replaced with "transaction risk" after the announcement of a merger or acquisition. Such transaction risks were evident in 2018 as certain transactions became entangled in the U.S-China trade conflict with Chinese regulators delaying approval for transactions. During the year, our manager was successful in identifying transactions that would successfully close, capitalizing on short-term price dislocations to increase the strategy's rate of return, and limiting exposure to deals which ultimately failed to complete. Transactions within the Financials, Telecommunications/Communications Services, and Health Care sectors were the largest contributors for the year. The Information Technology sector was the only material detractor for the year due to exposure to a transaction requiring Chinese approval early in the year, although the position was exited prior to the termination of the transaction which limited overall losses.

Long/Short Equity was the Fund's second largest contributor for the year, as our manager captured gains from long large cap equity positions through the end of September and provided downside protection during the fourth quarter through systematic hedges. For the full year, the hedge component successfully offset all of the losses in the long equity portfolio. A reduction in the Fund's allocation to Long/Short Equity during the fourth quarter was also beneficial.

Long/Short Debt was the smallest contributor to the Fund's annual performance. Our manager continued to feature a low duration profile and exposure to a wide variety of assets classes. Securitized bonds were the top contributor for the year and included gains from residential mortgage-backed securities. Securitized bonds were a positive contributor in all four quarters as investor sentiment remained positive for the asset class and spreads tightened. Smaller contributors for the year included U.S. investment grade corporate credit and currency trading. The largest detractors for the year were international credit, U.S. high yield, and bank loan positions.

Managed Futures was a detractor to Fund performance in 2018. We continued to feature a mix of traditional trend following models as well as non-trend following trading strategies. Exposure to intermediate term trend following models was the largest detractor for the year, while allocations to short-term trading and non-trend following models helped limit overall losses. By market sector, global equity indices were the largest detractor for the year and incurred losses in both the first and fourth quarters as volatility spiked. Smaller detractors for the year included trades in currencies and global interest rates. The largest contributors for the year were commodity trades, particularly energy markets during the first three quarters of the year as oil rallied.

Outlook

Looking ahead to 2019, volatility is likely to remain elevated as the U.S. has progressed into the later stages of the business cycle where economic and corporate earnings growth begin to normalize from peak levels and global central banks adopt more restrictive policies in an effort to stem inflation risk. The very same tax reform benefits which have supported economic and corporate earnings growth in 2018 could turn into a headwind in 2019 as growth metrics are typically measured on a year-over-year basis. Corporate earnings on an absolute basis may continue to grow, albeit at a slower pace due to the steeper comparison levels. Rising input costs, interest expenses and wages present additional pressures on future earnings growth. Central banks are removing accommodative policies, with the Federal Reserve in the midst of a tightening campaign and executing measures to reduce the size of its balance sheet, and the European Central Bank ending its quantitative easing program in late 2018 and setting expectations for a rate hike in late 2019. Additionally, while actions taken during the fourth quarter reduced the risk of a global trade war, trade policy between the world's two largest economies remains a looming risk. While the U.S. and China have agreed to halt new tariffs through March 1st, the longer-term dynamics of this trading partnership remain highly uncertain, thus presenting inherent risks for global economies and markets. Looking further out, end of cycle risks such as the rise of corporate debt levels following years of historically low interest rates may become a greater concern as the year progresses. With such risks on the horizon, we will continue to view hedged investment strategies as an important component of investors' portfolios.

TRUST FOR ADVISOR SOLUTIONS

HATTERAS ALPHA HEDGED STRATEGIES FUND

Growth of $10,000 — December 31, 2018 (Unaudited)

Average Annual Total Return As of 12/31/2018	1Y	5Y	Since 10Y	Inception
Hatteras Alpha Hedged Strategies Fund (Class A w/o sales charge)	-2.01%	-1.47%	N/A	-0.10%[2]
Hatteras Alpha Hedged Strategies Fund (Class A w/ sales charge)	-6.70%	-2.43%	N/A	-0.74%[2]
Hatteras Alpha Hedged Strategies Fund (Class C)	-2.65%	-2.18%	1.72%	-0.96%[1]
Hatteras Alpha Hedged Strategies Fund (Institutional Class)	-1.75%	-1.11%	N/A	1.15%[3]
S&P 500 Total Return Index	-4.38%	8.49%	13.12%	7.89%[1]
Bloomberg Barclays US Aggregate Bond Index	0.01%	2.52%	3.48%	4.07%[1]
BofA ML 3-Month US Treasury Bill	1.87%	0.63%	0.37%	1.04%[1]

1.  The Since Inception returns shown are from the commencement date of the Hatteras Alpha Hedged Strategies Fund (Class C). Class C inception date: 8/1/2006.

2.  Class A inception date: 5/2/2011.

3.  Institutional Class inception date: 9/30/2011.

	Class A	Class C	Institutional Class
Total Fund Operating Expenses[4,5]	2.97%	3.73%	2.70%
Net Fund Operating Expenses[4,5]	3.88%	4.63%	3.63%

4.  The expense ratios are taken from the Fund's most recent prospectus dated April 30, 2018.

5.  Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund's adviser has absorbed certain expenses of the Fund, without which returns would have been lower. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The average annual returns for Class A shares "w/ sales charge" give effect to the deduction of the maximum sales charge of 4.75%. Class C returns do not reflect a 1.00% contingent sales charge which would be applied to shares sold within the first year of purchase and if reflected, would reduce the performance quoted. The unmanaged indices do not reflect fees and are not available for direct investment.

The chart assumes an initial investment of $10,000 made on August 1, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

TRUST FOR ADVISOR SOLUTIONS

HATTERAS ALPHA HEDGED STRATEGIES FUND

Allocation of Portfolio Assets — December 31, 2018 (Unaudited)

Investments are a percentage of Total Investments.

TRUST FOR ADVISOR SOLUTIONS
HATTERAS ALPHA HEDGED STRATEGIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2018

	Shares	Value
Underlying Funds — 87.8%
JPMorgan Hedged Equity Fund — R6 Class[b]	279,293	$5,312,148
LoCorr Macro Strategies Fund — Class I	391,422	3,158,773
Loomis Sayles Strategic Alpha Fund — Class Y	331,346	3,177,604
Vivaldi Merger Arbitrage Fund — Class I	402,746	4,285,222
Total Underlying Funds (Cost $16,339,458)		15,933,747
Money Market Deposit Accounts — 10.7%
U.S. Bank N.A., 2.20%[a]	1,950,483	1,950,483
Total Money Market Deposit Accounts (Cost $1,950,483)		1,950,483
Total Investments (Cost $18,289,941) — 98.5%		17,884,230
Other Assets in Excess of Liabilities — 1.5%		266,801
Total Net Assets — 100.0%		$18,151,031

Percentages are stated as a percent of net assets.

a — The Money Market Deposit Account (the "MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2018.

b — Value of this security exceeds 25% of the Fund's net assets. Additional information for this security, including the financial statements is available from the SEC's EDGAR database at www.sec.gov.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities that the Fund has ability to access.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Underlying Funds	$15,933,747	$—	$—	$15,933,747
Money Market Deposit Accounts	1,950,483	—	—	1,950,483
Total Investments	$17,884,230	$—	$—	$17,884,230

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

The accompanying notes are an integral part of this schedule of investments.

TRUST FOR ADVISOR SOLUTIONS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

HATTERAS ALPHA HEDGED STRATEGIES FUND
Assets:
Investments in securities, at value (cost $18,289,941)	$17,884,230
Receivable for Fund shares issued	322,889
Dividends and interest receivable	4,204
Receivable from Advisor	33,024
Prepaid expenses	46,938
Total Assets	18,291,285
Liabilities:
Payable for Fund shares redeemed	44,920
Accrued transfer agent fees	37,300
Accrued administration and accounting fees	19,367
Accrued distribution fee	3,658
Accrued custody fees	825
Accrued trustees' fees	600
Accrued expenses and other liabilities	33,584
Total Liabilities	140,254
Net Assets	$18,151,031
Net Assets Consist of:
Paid in capital	$79,785,550
Accumulated deficit	(61,634,519)
Total Net Assets	$18,151,031
Class A Shares
Net assets	$3,613,718
Shares outstanding (unlimited shares authorized, $0.001 par value)	370,754
Net asset value and redemption price per share	$9.75
Maximum offering price per share ($9.75 divided by 0.9525)	$10.24
Class C Shares
Net assets	$3,277,178
Shares outstanding (unlimited shares authorized, $0.001 par value)	356,400
Net asset value, redemption price and offering price per share	$9.20
Institutional Class Shares
Net assets	$11,260,135
Shares outstanding (unlimited shares authorized, $0.001 par value)	1,113,836
Net asset value, redemption price and offering price per share	$10.11

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

STATEMENT OF OPERATIONS

HATTERAS ALPHA HEDGED STRATEGIES FUND	Year Ended December 31, 2018
Investment Income:
Dividend income	$390,887
Interest income	25,452
Total Investment Income	416,339
Expenses:
Administration and accounting fees	137,772
Transfer agent fees	123,804
Legal fees	72,564
Management fees	55,727
Registration fees	50,531
Insurance fees	32,506
Printing fees	28,872
Trustees' fees	20,575
Audit fees	18,420
Chief compliance officer fees	10,000
Custody fees	5,305
Distribution fees (Class A Shares)	10,368
Distribution fees (Class C Shares)	43,321
Other expenses	1,832
Total operating expenses	611,597
Net fees recouped (waived)	(58,596)
Net Expenses	553,001
Net Investment Loss	(136,662)
Realized and Unrealized Loss on Investments:
Realized Gain (Loss) on:
Investments	(63,055)
Distributions of long-term capital gains by underlying funds	14,808
Net Realized Loss	(48,247)
Change in unrealized depreciation on:
Investments	(315,019)
Net Change in Unrealized Depreciation	(315,019)
Net Realized and Unrealized Loss on Investments	(363,266)
Net Decrease in Net Assets Resulting from Operations	$(499,928)

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

STATEMENTS OF CHANGES IN NET ASSETS

HATTERAS ALPHA HEDGED STRATEGIES FUND	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income (loss)	$(136,662)	$62,277
Net realized gain (loss) on investments	(48,247)	13,615,899
Change in unrealized appreciation/(depreciation) on investments	(315,019)	(11,885,484)
Net Increase (Decrease) in Net Assets Resulting from Operations	(499,928)	1,792,692
Dividends and Distributions to Shareholders:
Return of Capital:
Class A Shares	—	(446,761)
Class C Shares	—	(447,366)
Institutional Shares	—	(1,255,152)
Total Dividends and Distributions	—	(2,149,279)
Capital Share Transactions:
A Shares:
Proceeds from shares issued	508,050	250,042
Proceeds from shares issued to holders in reinvestment of dividends	—	387,021
Cost of shares redeemed	(2,822,039)	(7,944,135)
C Shares:
Proceeds from shares issued	300	49,020
Proceeds from shares issued to holders in reinvestment of dividends	—	375,794
Cost of shares redeemed	(2,228,336)	(5,351,916)
Institutional Shares:
Proceeds from shares issued	2,291,356	4,427,639
Proceeds from shares issued to holders in reinvestment of dividends	—	987,713
Cost of shares redeemed	(7,298,127)	(33,744,764)
Net Decrease in Net Assets from Capital Share Transactions	(9,548,796)	(40,563,586)
Total Decrease in Net Assets	(10,048,724)	(40,920,173)
Net Assets:
Beginning of year	28,199,755	69,119,928
End of year	$18,151,031	$28,199,755 (1)

(1)  Includes undistributed net investment income of $0.

The accompanying notes are an integral part of these financial statements.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

1. ORGANIZATION

Trust for Advisor Solutions (the "Trust") (until August 1, 2016, Trust for Advisor Solutions was known as Hatteras Alternative Mutual Funds Trust) was organized as a Delaware statutory trust on April 12, 2002. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is an open-ended management investment company issuing one diversified series of shares to investors. The financial statements contain the Hatteras Alpha Hedged Strategies Fund ("Alpha" or the "Fund"). Alpha commenced operations on September 23, 2002, which was the inception date of the No Load shares. Effective October 14, 2016, the outstanding No Load shares of Alpha were exchanged for Class A shares of Alpha. As a mutual fund of funds, Alpha pursues its investment objective by investing in other affiliated and unaffiliated mutual funds (each an "Underlying Fund" and collectively, the "Underlying Funds"). The financial statements of the Underlying Funds are available from the SEC's EDGAR database at www.sec.gov.

Alpha offers Class A Shares, Class C Shares, and Institutional Shares. Class A Shares for Alpha have a sales charge (load) of 4.75% (of the offering price). Class A Shares have an annual 12b-1 fee (distribution and servicing fees) of 0.25% and a contingent deferred sales charge of 1.00% for shares liquidated within 18 months of purchase. Class C Shares have a contingent deferred sales charge of 1.00% for shares liquidated within 364 days of purchase and an annual 12b-1 fee of 1.00%.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the period. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Trust.

Investment Valuation

Alpha generally does not make direct investments in securities or financial instruments, and invests substantially all of its assets at December 31, 2018 in the Underlying Funds at the stated net asset value, which equals fair value.

A summary of the inputs used to value the Fund's assets and liabilities as of December 31, 2018, is located in the table following the Fund's Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss

Investment and shareholder transactions are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Long-Term Capital gain distributions from investment companies are recorded separately from dividend income and presented as a realized gain on the Statement of Operations. Interest income is recognized on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method. All significant accounting policies followed consistently by the Fund are in conformity with U.S. GAAP.

Taxes and Distributions to Shareholders

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2018. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change significantly. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits or uncertain tax positions in the Statement of Operations. During the year ended December 31, 2018, the Fund did not incur any interest or penalties.

Open tax years are those that are open for exam by Federal and state taxing authorities. As of December 31, 2018, open Federal tax years include the tax years ended December 31, 2015 through December 31, 2017, and open North Carolina tax years include the tax years ended December 31, 2015 and December 31, 2016. The Fund has no tax examinations in progress.

Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The Fund's Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually.

Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

3. UNDERLYING FUNDS

Under a Fund-of-Funds structure, Alpha allocates its assets to Underlying Funds.

Investment Transactions

Cost of purchases and proceeds from sales of the Underlying Funds during the year ended December 31, 2018 (excluding short-term investments) were as follows:

	Alpha
	Purchases	Sales
Underlying Funds	$405,696	$11,010,000
Total Purchases and Sales	$405,696	$11,010,000

4. FEDERAL INCOME TAXES

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Alpha
Cost of investments	$18,305,202
Gross tax unrealized appreciation	80,594
Gross tax unrealized depreciation	(501,566)
Net tax unrealized appreciation (depreciation)	$(420,972)

The differences between book and tax basis of investments is primarily attributable to the tax deferral of wash sales.

At December 31, 2018 the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

Alpha
Net unrealized appreciation/(depreciation)	$(420,972)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Capital loss carryover	(61,213,547)
Accumulated other gain/(loss)	—
Total distributable earnings/(accumulated deficit)	$(61,634,519)

The tax character of distributions for the Fund for the year ended December 31, 2018 was as follows:

Alpha
Ordinary Income	$—
Long-term capital gain	—
Tax Return of Capital	—
Total distributions paid	$—

The tax character of distributions for the Fund for the year ended December 31, 2017 was as follows:

Alpha
Ordinary Income	$—
Long-term capital gain	—
Tax Return of Capital	2,149,279
Total distributions paid	$2,149,279

At December 31, 2018, the Fund deferred, on a tax basis, post-October and late year ordinary losses of:

	Post October Loss	Late Year Ordinary Loss
Alpha	$—	$—

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

4. FEDERAL INCOME TAXES (CONTINUED)

As of December 31, 2018, the Fund had accumulated capital loss carryovers of:

Character	Capital Loss Carryover	Expires
Short-term	—	Unlimited
Long-term	(61,213,547)	Unlimited

For the year ended December 31, 2018, the following adjustments were made on the Statement of Assets and Liabilities for permanent tax adjustments:

	Accumulated Deficit	Paid In Capital
Alpha	$136,662	$(136,662)

Permanent differences relate to net operating loss forfeiture.

5. RELATED PARTY TRANSACTIONS AND OTHER

Investment Advisor

Hatteras Funds, LP (the "Advisor") serves as the investment advisor to the Fund. Pursuant to the investment advisory agreement by and between the Trust, on behalf of the Fund, and the Advisor (the "Advisory Agreement"), the Advisor is entitled to receive a monthly management fee in the amount of 0.25% of average daily net assets of the Fund.

The Advisor has contractually agreed to waive its management fees and/or pay expenses of the Fund to ensure that the Fund's total Annual Fund Operating Expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, dividends and interest paid on short sales, brokerage commissions, acquired fund fees and expenses of non-affiliated investment companies, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed the annual rates described in the table below through at least the date specified below. The Fund's operating expenses limitation agreement can only be terminated upon a vote of the Board. Any waiver in management fee or payment of expenses made by the Advisor may be recouped by the Advisor from the Fund in, as discussed below, if the Advisor so requests.

	Class A	Class C	Institutional Class	End Date
Alpha	2.49%	3.24%	2.24%	4/30/2019

Any waiver is subject to later adjustments to allow the Advisor to recoup amounts previously waived to the extent actual fees and expenses for a fiscal period are less than the Fund's expense cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. During the year ended December 31, 2018, the Advisor recouped $40,855 of eligible fees that expired on December 31, 2018. Amounts subject to future recoupment as of December 31, 2018 are as follows:

	Recoverable Amount(1)	Year of Expiration
Alpha	$73,098	12/31/2021
Alpha	$141,973	12/31/2020
Alpha	$450,720	12/31/2019

(1)  These amounts will no longer be subject to recoupment by the advisor effective the date of the Reorganization. See Note 8 for details on the Reorganization.

Distribution

Hatteras Capital Distributors, LLC, an affiliate of the Advisor, serves as the distributor (the "Distributor") for the Fund. The Advisor compensates the Distributor under a distribution agreement in place between the two entities. The Advisor is also responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For this service, the Distributor receives an annual distribution and service (Rule 12b-1) fee equal to 0.25% of the Fund's Class A shares' average daily net assets. The Alpha Class C shares are subject to a Rule 12b-1 Distribution Plan in which the Advisor also compensates the Distributor in the amount of 1.00% of the average daily net assets attributable to Class C shares.

Other Service Providers

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Administrator") acts as the Fund's Administrator, Transfer Agent, and Fund Accountant and, in that capacity, performs various administrative and accounting services for the Fund. U.S. Bank,

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

5. RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

Other Service Providers (continued)

N.A. (the "Custodian"), an affiliate of the Administrator, serves as the custodian to the Fund. Quasar Distributors, LLC (the "Sub-Distributor") acts as the Fund's sub-distributor. The Sub-Distributor is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian; coordinates the payment of the Fund's expenses and reviews the Fund's expense accruals. A Trustee and certain officers of the Trust were affiliated with the Administrator and Custodian during the year ended December 31, 2018. As of December 31, 2018 there are no trustees or officers of the Trust affiliated with the Administrator or Custodian. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, and custody services for the year ended December 31, 2018 are disclosed in the Statement of Operations.

Effective January 1, 2017, the Administrator agreed to waive, through January 1, 2019, a portion of the fees charged to the Fund for services provided by the Administrator. During the year ended December 31, 2018, the Administrator waived $26,353 in total fees for administration and accounting, transfer agency, and custody services. These fees are not recoupable by the Administrator.

Trustees and Officers

The Fund pays each independent Trustee an annual retainer fee for service to the Fund. Each Trustee is also reimbursed by the Fund for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Alpha Class A	Alpha Class C	Alpha Institutional Class
Shares outstanding, December 31, 2016	1,293,997	1,080,667	4,204,713
Shares sold	23,747	5,117	406,994
Shares issued to shareholders in reinvestment of distributions	38,857	39,725	95,895
Shares redeemed	(751,049)	(529,413)	(3,100,847)
Shares outstanding, December 31, 2017	605,552	596,096	1,606,755
Shares sold	51,963	32	224,051
Shares issued to shareholders in reinvestment of distributions	—	—	—
Shares redeemed	(286,761)	(239,728)	(716,970)
Shares outstanding, December 31, 2018	370,754	356,400	1,113,836

7. OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.75% for Alpha. A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 18 months of purchase. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A Shares redeemed. Class C Shares include a 1.00% CDSC paid by shareholders that redeemed their shares within 364 days of purchase. As a result the redemption price may differ from the net asset value per share. The public offering price for Institutional Class shares is the net asset value. Sales charges are not an expense of Alpha and are not reflected in the financial statements. No payments to related parties were made during the year ended December 31, 2018.

8. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Board of Trustees ("the Board") of Trust for Advisor Solutions has approved the terms of an Agreement and Plan of Reorganization (the "Reorganization Plan") providing for the transfer of all of the assets of the Hatteras Alpha Hedged Strategies Fund (the "Target Fund") to, and the assumption of all of the liabilities of the Target Fund by, the Staar Disciplined Strategies Fund (formerly, the Staar Alternative Categories Fund) (the "Acquiring Fund") in exchange for shares of the Acquiring Fund and the distribution of such shares to the shareholders of the Target Fund in complete liquidation of the Target Fund (the "Reorganization"). Shareholders of the Fund approved the plan at a special meeting held on December 4, 2018 and adjourned until December 21, 2018. The material terms of the Reorganization are

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

8. SUBSEQUENT EVENTS (CONTINUED)

discussed in more detail in the Combined Prospectus and Proxy Statement dated October 11, 2018, which was mailed to shareholders of the Target Fund as of October 1, 2018. There will be no sales charge, commission or other transactional fee in connection with the Reorganization.

Pursuant to the Reorganization Plan, each Target Fund shareholder's account will be credited with the number of Acquiring Fund shares equal to the value of the Target Fund shares that each shareholder holds immediately prior to the Reorganization. The Board also noted that the value of the Target Fund's assets to be acquired and the amount of its liabilities to be assumed by the Acquiring Fund and the net asset value of a share of the Target Fund will be determined in accordance with the valuation methodologies described in the Target Fund's Prospectus and Statement of Additional Information, as may be supplemented.

Pursuant to the Reorganization Plan, the expenses of entering into and carrying out the provisions of the Reorganization Plan, whether or not consummated, which fees and expenses shall include, without limitation, costs of legal advice, accounting, printing, mailing, transfer taxes, and any other stamp duty taxes, if any, shall be borne by Barrel Park Investments, LLC and Hatteras Funds, LP.

Effective January 23, 2019 Candi Hughes resigned as Treasurer of the Trust and effective February 8, 2019, Nicole Shortridge-Lis was appointed as Treasurer of the Trust.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

9. FINANCIAL HIGHLIGHTS

	Class A
	Year Ended
Hatteras Alpha Hedged Strategies Fund	2018		2017		2016		2015		2014
Per Share Data(1):
Net Asset Value, Beginning of Year	$9.95		$10.37		$10.81		$11.39		$11.54
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.06	)(8)	0.01	(8)	(0.06)		(0.17)		(0.17)
Net realized and unrealized gain (loss) on investments	(0.14)		0.35		(0.23)		(0.39)		0.05
Total Gain (Loss) from Investment Operations	(0.20)		0.36		(0.29)		(0.56)		(0.12)
Less Dividends and Distributions:
Net investment income	—		—		(0.15)		(0.02)		(0.03)
Return of Capital	—		(0.78)		—		—		—
Total Dividends and Distributions	—		(0.78)		(0.15)		(0.02)		(0.03)
Net Asset Value, End of Year	$9.75		$9.95		$10.37		$10.81		$11.39
Total Return	(2.01)%		3.46%		(2.64)%		(4.93)%		(1.05)%
Ratios/Supplemental Data:
Net assets (000's omitted), end of year	$3,614		$6,024		$13,418		$7,159		$11,631
Ratio of expenses including dividend and interest expense to average net assets:(5)	2.49	%(7)	2.61	%(3)(4)(7)	3.92	%(3)(4)	4.62	%(3)(4)	4.39	%(3)(4)
Ratio of expenses excluding dividend and interest expense to average net assets:(5)	2.49	%(7)	2.49	%(3)(7)	3.01	%(3)	3.49	%(3)	3.49	%(3)
Ratio of net investment income (loss) including dividend and interest expense to average net assets:	(0.64	)%(8)	0.14	%(8)	(0.62)%		(1.49)%		(1.50)%
Ratio of dividend and interest expense to average net assets:	0.00%		0.12	%(4)	0.91	%(4)	1.13	%(4)	0.90	%(4)
Portfolio turnover rate	2%		123%		60	%(6)	30	%(6)	32	%(6)

(1)  Information presented relates to a share of capital stock outstanding for the entire year.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the year.

(3)  Includes expenses from the affiliated Underlying Funds in which the Fund invests. For the years ended December 31, 2017, December 31, 2016, December 31, 2015, and December 31, 2014, the indirect annualized expense ratio for such expenses is 1.07%, 2.00%, 2.00%, and 2.00%, respectively, for the annual operating expenses.

(4)  Includes dividend and interest expense from the affiliated Underlying Funds in which the Fund invests.

(5)  Amount presented is net of recoupment/(waiver). For the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015, and December 31, 2014, the ratio of expenses (including dividend and interest expense) gross of recoupment/(waiver) is 2.75%, 2.77%, 4.59%, 5.22%, and 4.99%, respectively.

(6)  The portfolio turnover rates shown here represent the Fund's investments in affiliated Underlying Funds. The portfolio turnover rate of the affiliated Underlying Funds is available from the SEC's EDGAR database at www.sec.gov.

(7)  Does not include expenses of the unaffiliated Underlying Funds in which the Fund invests.

(8)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the unaffiliated Underlying Funds in which the Fund invests. The ratio does not include net investment income of the unaffiliated Underlying Funds in which the Fund invests.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	Class C
	Year Ended
Hatteras Alpha Hedged Strategies Fund	2018		2017		2016		2015		2014
Per Share Data:(1)
Net Asset Value, Beginning of Year	$9.45		$9.96		$10.31		$10.93		$11.13
Gain (Loss) from Investment Operations:
Net investment loss(2)	(0.13	)(8)	(0.05	)(8)	(0.17)		(0.24)		(0.25)
Net realized and unrealized gain (loss) on investments	(0.12)		0.32		(0.18)		(0.37)		0.05
Total Gain (Loss) from Investment Operations	(0.25)		0.27		(0.35)		(0.61)		(0.20)
Less Dividends and Distributions:
Net investment income	—		—		—		(0.01)		—
Return of Capital	—		(0.78)		—		—		—
Total Dividends and Distributions	—		(0.78)		—		(0.01)		—
Net Asset Value, End of Year	$9.20		$9.45		$9.96		$10.31		$10.93
Total Return	(2.65)%		2.70%		(3.39)%		(5.58)%		(1.80)%
Ratios/Supplemental Data:
Net assets (000's omitted), end of year	$3,277		$5,636		$10,767		$24,009		$30,313
Ratio of expenses including dividend and interest expense to average net assets:(5)	3.24	%(7)	3.36	%(3)(4)(7)	4.73	%(3)(4)	5.37	%(3)(4)	5.14	%(3)(4)
Ratio of expenses excluding dividend and interest expense to average net assets:(5)	3.24	%(7)	3.24	%(3)(7)	3.82	%(3)	4.24	%(3)	4.24	%(3)
Ratio of net investment loss including dividend and interest expense to average net assets:	(1.43	)%(8)	(0.48	)%(8)	(1.68)%		(2.24)%		(2.25)%
Ratio of dividend and interest expense to average net assets:	0.00%		0.12	%(4)	0.91	%(4)	1.13	%(4)	0.90	%(4)
Portfolio turnover rate	2%		123%		60	%(6)	30	%(6)	32	%(6)

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(3)  Includes expenses from the affiliated Underlying Funds in which the Fund invests. For the years ended December 31, 2017, December 31, 2016, December 31, 2015, and December 31, 2014, the indirect annualized expense ratio for such expenses is 1.07%, 2.00%, 2.00%, and 2.00%, respectively, for the annual operating expenses.

(4)  Includes dividend and interest expense from the affiliated Underlying Funds in which the Fund invests.

(5)  Amount presented is net of waiver. For the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015, and December 31, 2014, the ratio of expenses (including dividend and interest expense) gross of recoupment/(waiver) is 3.51%, 3.53%, 5.39%, 5.97%, and 5.74%, respectively.

(6)  The portfolio turnover rates shown here represent the Fund's investments in affiliated Underlying Funds. The portfolio turnover rate of the affiliated Underlying Funds is available from the SEC's EDGAR database at www.sec.gov.

(7)  Does not include expenses of the unaffiliated Underlying Funds in which the Fund invests.

(8)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the unaffiliated Underlying Funds in which the Fund invests. The ratio does not include net investment income of the unaffiliated Underlying Funds in which the Fund invests.

TRUST FOR ADVISOR SOLUTIONS

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (continued)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	Institutional Class
	Year Ended
Hatteras Alpha Hedged Strategies Fund	2018		2017		2016		2015		2014
Per Share Data(1):
Net Asset Value, Beginning of Year	$10.29		$10.69		$11.05		$11.65		$11.80
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.04	)(8)	0.04	(8)	(0.07)		(0.12)		(0.12)
Net realized and unrealized gain (loss) on investments	(0.14)		0.34		(0.18)		(0.39)		0.05
Total Gain (Loss) from Investment Operations	(0.18)		0.38		(0.25)		(0.51)		(0.07)
Less Dividends and Distributions:
Net investment income	—		—		(0.11)		(0.09)		(0.08)
Return of Capital	—		(0.78)		—		—		—
Total Dividends and Distributions	—		(0.78)		(0.11)		(0.09)		(0.08)
Net Asset Value, End of Year	$10.11		$10.29		$10.69		$11.05		$11.65
Total Return	(1.75)%		3.55%		(2.23)%		(4.40)%		(0.57)%
Ratios/Supplemental Data:
Net assets (000's omitted), end of year	$11,260		$16,540		$44,935		$282,405		$529,205
Ratio of expenses including dividend and interest expense to average net assets:(5)	2.24	%(7)	2.36	%(3)(4)(7)	3.66	%(3)(4)	4.12	%(3)(4)	3.89	%(3)(4)
Ratio of expenses excluding dividend and interest expense to average net assets:(5)	2.24	%(7)	2.24	%(3)(7)	2.75	%(3)	2.99	%(3)	2.99	%(3)
Ratio of net investment income (loss) including dividend and interest expense to average net assets:	(0.35	)%(8)	0.32	%(8)	(0.66)%		(0.99)%		(1.00)%
Ratio of dividend and interest expense to average net assets:	0.00%		0.12	%(4)	0.91	%(4)	1.13	%(4)	0.90	%(4)
Portfolio turnover rate	2%		123%		60	%(6)	30	%(6)	32	%(6)

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  Includes expenses from the affiliated Underlying Funds in which the Fund invests. For the years ended December 31, 2017, December 31, 2016, December 31, 2015, and December 31, 2014, the indirect annualized expense ratio for such expenses is 1.07%, 2.00%, 2.00%, and 2.00%, respectively, for the annual operating expenses.

(4)  Includes dividend and interest expense from the affiliated Underlying Funds in which the Fund invests.

(5)  Amount presented is net of recoupment/(waiver). For the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015, and December 31, 2014, the ratio of expenses (including dividend and interest expense) gross of waiver is 2.50%, 2.50%, 3.96%, 4.22%, and 3.99%, respectively.

(6)  The portfolio turnover rates shown here represent the Fund's investments in affiliated Underlying Funds. The portfolio turnover rate of the affiliated Underlying Funds is available from the SEC's EDGAR database at www.sec.gov.

(7)  Does not include expenses of the unaffiliated Underlying Funds in which the Fund invests.

(8)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the unaffiliated Underlying Funds in which the Fund invests. The ratio does not include net investment income of the unaffiliated Underlying Funds in which the Fund invests.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Trust for Advisor Solutions

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Trust for Advisor Solutions comprising Hatteras Alpha Hedged Strategies Fund (the "Fund") as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (as presented in Note 9 to the financial statements) for each of the five years in the period then ended, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

SUBSEQUENT EVENT

As discussed in Note 8 to the financial statements, Shareholders of the Fund approved an Agreement and Plan of Reorganization providing for the transfer of all of the net assets of the Fund with and into the Staar Disciplined Strategies Fund.

BASIS FOR OPINION

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Funds advised by Hatteras Funds, LP since 2013.

/s/ COHEN & COMPANY, LTD.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 26, 2019

TRUST FOR ADVISOR SOLUTIONS

EXPENSE EXAMPLE

December 31, 2018 (Unaudited)

As a shareholder of the Hatteras Alpha Hedged Strategies Fund (the "Fund''), you incur two types of costs: (1) transaction costs, including sales charges and deferred sales charges (loads) on redemptions of shares held less than one year for Class C shares; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 – December 31, 2018).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Also, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. The example below includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, operating services fees and interest expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

HATTERAS ALPHA HEDGED STRATEGIES FUND

Based on Actual Total Return1

	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A
Actual	-0.41%	$1,000.00	$995.90	2.49%	$12.53
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,012.65	2.49%	12.63
Class C
Actual	-0.54%	1,000.00	994.60	3.24%	16.29
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,008.87	3.24%	16.41
Institutional Shares
Actual	-0.39%	1,000.00	996.10	2.24%	11.27
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,013.91	2.24%	11.37

1  For the six months ended December 31, 2018.

2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

TRUST FOR ADVISOR SOLUTIONS

APPROVAL OF ADVISORY AGREEMENT & BOARD CONSIDERATION (UNAUDITED)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), at a meeting held on December 4, 2018 (the "Meeting"), the Board of Trustees (the "Board") of Trust for Advisor Solutions (the "Trust") considered the approval of the Advisory Agreement (the "Advisory Agreement") between Hatteras Funds, LP (the "Adviser") and the Trust, on behalf of the Hatteras Alpha Hedged Strategies Fund (the "Fund").

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the cost of the services provided and the profits realized by the Adviser and its affiliates from services rendered to the Fund; (iii) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (iv) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; and (v) other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund.

Prior to the Meeting, representatives from the Adviser presented additional oral and written information to help the Board evaluate the Adviser's fees and other aspects of the Advisory Agreement. The Board then discussed the written materials that it had received and any other information that the Board received at the Meeting, and deliberated on the approval of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND.

The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Advisor would continue to provide investment management services to the Fund, although Management expected that the Fund would transition to the STAAR Trust and Barrel Park's management by the end of February 2019 (hereinafter, the "Reorg Transaction"). The Board considered the Advisor's track record and reviewed the Advisor's response to a detailed series of questions which included, among other things, information about the background and experience of the firm's management and staff.

The Board also considered the fee and expense information provided by management, including management's representations that fees and expenses were reasonable in light of the services rendered and were within the range of fees and expenses charged to similarly-managed accounts and funds.

INVESTMENT PERFORMANCE OF THE FUND.

The Board expressed concern about the Fund's underperformance. However, in light of the impending Reorg Transaction, the Board did not feel that it was in the best interest of the shareholders to recommend the termination of the investment adviser and the hiring of a new adviser for only a couple of months. The Trustees considered the Fund's performance versus benchmark indices identified by the Advisor, noting the Fund's underperformance versus these benchmarks.

COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISOR.

In connection with the Trustees' consideration of the level of the advisory fees, the Trustees noted the high non-advisory expenses. Management indicated that the administrative expenses appeared higher because of dwindling assets as compared to minimum fees charged by service providers. Again, the Board decided not to require significant changes in light of the impending Reorg Transaction.

ECONOMIES OF SCALE AND FEE LEVELS REFLECTING THOSE ECONOMIES.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund's assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund. Given the low asset levels, the Adviser could not be expected to achieve economies of scale.

OTHER BENEFITS.

In addition to the above factors, the Trustees also discussed other possible benefits received by the Advisor from its management of the Fund, including, without limitation, possible soft dollar benefits and the ability to market its advisory services for similar products in the future.

CONCLUSION.

The Board noted that no single factor was determinative of its decision to approve the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it and the significance of the impending Reorg Transaction. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

SUPPLEMENTARY INFORMATION (UNAUDITED)

FEDERAL INCOME TAXES

Long Term Capital Gain Designation

The Fund hereby designates the following as a return of capital dividend with respect to the taxable year ended December 31, 2018, or, if subsequently determined to be different, the net return of capital of such year:

Hatteras Alpha Hedged Strategies Fund	$—

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hatteras Alpha Hedged Strategies Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2018 was as follows:

Hatteras Alpha Hedged Strategies Fund	0.00%

Additional Information Applicable to Foreign Shareholders Only

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended December 31, 2018 was as follows:

Hatteras Alpha Hedged Strategies Fund	0.00%

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

To reduce expenses, the Fund may mail only one copy of the Fund's prospectus, proxy statements, information statements, and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-569-2382 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

SAFE HARBOR AND FORWARD-LOOKING STATEMENTS DISCLOSURE

The opinions expressed in this report are subject to change without notice. This material has been prepared or is distributed solely for informational purposes and is not a solicitation or an offer to buy any security or instrument or to participate in any trading strategy. The opinions discussed in the letter are solely those of the Funds' investment adviser, Hatteras Funds, LP ("Advisor") and may contain certain forward-looking statements about the factors that may affect the performance of the Hatteras Funds in the future. These statements are based on the Advisor's predictions and expectations concerning certain future events and their expected impact on the Hatteras Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. It is intended solely for the use of the person to whom it is given and may not be reproduced or distributed to any other person. This should be read in conjunction with or preceded by a current prospectus. The information and statistics in this report are from sources believed to be reliable, but are not warranted by Hatteras to be accurate or complete.

IMPORTANT DISCLOSURES AND KEY RISK FACTORS

Each Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The summary prospectus and prospectus contain this and other important information about the investment company, and may be obtained by calling 877.569.2382 or visiting hatterasfunds.com. Read it carefully before investing.

Certain hedging techniques and leverage employed in the management of a Fund may accelerate the velocity of possible losses. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for a Fund. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance of a Fund. Options held in a Fund may be illiquid and the fund manager may have difficulty closing out a position. Exposure to the commodities markets through investment in managed futures programs may subject a Fund to greater volatility than investment in traditional securities. Fixed Income instruments are exposed to credit and interest rate risks. Investing in lower-rated ("high-yield") debt securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk and liquidity risk. A Fund may also invest in:

• Smaller capitalized companies — subject to more abrupt or erratic market movements than larger, more established companies;

• Foreign securities, which involve currency risk, different accounting standards and are subject to political instability;

• Securities limited to resale to qualified institutional investors, which can affect their degree of liquidity;

• Shares of other investment companies (affiliated) that invest in securities and styles similar to the Fund, resulting in a generally higher investment cost than from investing directly in the underlying shares of these funds;

• Shares of other non-affiliated investment companies primarily including ETFs.

Each Fund intends to utilize these individual securities and hedging techniques in matched combinations that are designed to neutralize or offset the individual risks of employing these techniques separately. Some of these matched strategies include merger arbitrage, long/short equity, convertible bond arbitrage and fixed-income arbitrage. There is no assurance that these strategies will protect against losses.

Because each Fund is a fund-of-funds, your cost of investing in a Fund will generally be higher than the cost of investing directly in the shares of the mutual funds in which it invests. By investing in a Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. Please refer to the summary prospectus or prospectus for more information about a Fund, including risks, fees and expenses.

Mutual fund investing involves risk; loss of principal is possible. Please consult an investment professional for advice regarding your particular circumstances. An investment in a Fund may not be suitable for all investors.

The Funds are distributed by Hatteras Capital Distributors, LLC, member FINRA/SIPC, an affiliate of Hatteras Funds, LP by virtue of common control or ownership.

BOARD OF TRUSTEES

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Amended and Restated Declaration of Trust of the Trust ("Declaration of Trust"), which has been filed with the U.S. Securities and Exchange Commission and is available upon request. The Board of Trustees consists of five individuals, four of whom are not "interested persons" (as defined under the 1940 Act) of the Trust or the Advisor ("Independent Trustees"). Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary, and treasurer. The Board of Trustees retains the power to conduct, operate, and carry on the business of the Trust and has the power to incur and pay any expenses that, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees, and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. Following is a list of the Trustees and officers of the Trust and their principal occupation over the last five years. Unless otherwise stated, the address of each Trustee and officer is c/o USBFS, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships held by Trustee During Past Five Years**
INDEPENDENT TRUSTEES
H. Alexander Holmes Born: 1942	Trustee	Indefinite Term since 2009	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to present).	7	Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015.
Thomas F. Mann Born: 1950	Trustee	Indefinite Term since 2002	Private Investor (2012 to present); Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to 2012)	7

Director, F-Squared Investments, Inc. from 2012 to 2016; Director, Virtus Global Multi-Sector Income Fund from 2011 to 2016; Director, Virtus Total Return Fund and Virtus Alternative Solutions Fund from 2012 to 2016; Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015.

Steve E. Moss Born: 1953	Trustee	Indefinite Term since 2009	Principal, Holden, Moss, Knott, Clark & Copley, P.A., accountants and business consultants (1996 to present). Member Manager, HMKCT Properties, LLC (1996 to present).	7	Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015.
Gregory S. Sellers Born: 1959	Trustee	Indefinite Term since 2009	Chief Financial Officer and Chief Operating Officer, Spectrum Consultants, Inc., a sales marketing firm in the senior housing industry (2015 to present); Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (2009 to 2015).	7	Trustee, Hatteras Variable Trust (mutual fund) from 2012 to 2013; Trustee, HCIM Trust (mutual fund) from 2013 to 2015.
INTERESTED TRUSTEE
David B. Perkins*** Born: 1962	Trustee and Chairman	Indefinite Term since 2018	Chief Executive Officer of Hatteras Funds, LP (2014 to present). Founder of Hatteras Investment Partners LLC and its affiliated entities ("Hatteras Funds") in 2003.	7	President and Trustee, each fund in the Fund Complex (2004 to present).

*  The term "fund complex" refers to the Trust (consisting of 1 Fund), Hatteras VC Co-Investment Fund II, LLC, Hatteras Core Alternatives TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., and Hatteras Core Alternatives TEI Institutional Fund, L.P.

**  Each Independent Trustee is also a trustee of Hatteras GPEP II, LLC and Hatteras Global Private Equity Partners Institutional, LLC, each a fund that would be an investment company but for the exclusion provided by section 3(c)(1) of the 1940 Act. The Advisor also serves as investment adviser to Hatteras GPEP II, LLC and to Hatteras Global Private Equity Partners Institutional, LLC.

***  An interested person as defined by the 1940 Act. Mr. Perkins is deemed to be an "interested" Trustee because he is an officer of the Trust.

FUND MANAGEMENT

Name and Year of Birth	Position	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
David B. Perkins Born: 1962	President	Indefinite Term since 2018

President and Trustee, each fund in the Fund Complex (2004 to present); Chief Executive Officer of Hatteras Funds, LP (2014 to present). Founder of Hatteras Investment Partners LLC and its affiliated entities ("Hatteras Funds") in 2003.

Nicole Shortridge-Lis(1) Born: 1975	Treasurer	Indefinite Term since 2019	Analyst, Smith Breeden Associates (2007 to 2014); Director of Fund Operations, Hatteras Funds, LP (2014 to present).
Jessica R. Sherburne Born: 1982	Secretary	Indefinite Term since 2018	Head of Operations, Hatteras Funds, LP (2018 to present); Chief Marketing Officer, Hatteras Funds, LP (2015 to 2017); Director of Marketing, Hatteras Funds, LP (2011 to 2015).
Andrew P. Chica Born: 1975	Chief Compliance Officer	Indefinite Term since 2009

Chief Compliance Officer, Hatteras Funds, LP (2014 to present); Chief Compliance Officer, Hatteras Investment Partners and Hatteras Capital Investment Management (2007 to 2014); Chief Compliance Officer, Hatteras Alternative Mutual Funds, LLC (2009 to 2014).

(1)  Effective January 23, 2019 Candi Hughes resigned as Treasurer and effective February 8, 2019, Nicole-Shortridge-Lis was appointed as Treasurer.

HATTERAS FUNDS, LP
TRUST FOR ADVISOR SOLUTIONS
HATTERAS CLOSED-END FUNDS

PRIVACY POLICY

In recognition of Hatteras' fiduciary obligations to its Clients and Hatteras' desire to maintain its high ethical standards, Hatteras has adopted this Privacy Policy for Hatteras Funds, LP ("Hatteras"), Trust for Advisor Solutions (f/k/a Hatteras Alternative Mutual Funds Trust), and Hatteras Closed-End Funds (collectively with the Trusts referred to as the "Fund(s)") to safeguard the personal information of its consumers and customers in accordance with SEC Regulation S-P, 17 CFR 284.30:

FACTS	WHAT DOES HATTERAS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Hatteras Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Hatteras Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call (919) 846-2324 or go to www.hatterasfunds.com

HATTERAS FUNDS, LP
TRUST FOR ADVISOR SOLUTIONS
HATTERAS CLOSED-END FUNDS

PRIVACY POLICY

(continued)

What we do

Who is providing this notice?	Funds advised by Hatteras entities. A complete list is included below.
How does Hatteras Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Hatteras Funds collect my personal information?	We collect your personal information, for example, when you
• open an account
• provide account information
• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Hatteras Funds, LP, a registered investment adviser; Hatteras Capital Distributors, LLC, a registered broker-dealer; unregistered funds managed by Hatteras such as, Hatteras GPEP Fund, L.P., Hatteras GPEP Fund II, LLC, Hatteras Global Private Equity Partners International, LLC, Hatteras Late Stage VC Fund I, L.P. and Hatteras Private Equity Evergreen Fund.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Hatteras Funds doesn't share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Hatteras Funds doesn't jointly market.

List of funds providing this notice

Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras Master Fund, Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund, LP, Hatteras GPEP Fund II, LLC, Hatteras Late Stage VC Fund I, LP, Hatteras VC Co-Investment Fund II, LLC, Hatteras Private Equity Evergreen Fund and Trust for Advisor Solutions.

INVESTMENT ADVISOR

Hatteras Funds, LP
8510 Colonnade Center Drive, Suite 150
Raleigh, NC 27615

DISTRIBUTOR

Hatteras Capital Distributors, LLC
8510 Colonnade Center Drive, Suite 150
Raleigh, NC 27615

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank
Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

LEGAL COUNSEL

Drinker, Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

TOLL FREE TELEPHONE NUMBER:

1-877-569-2382

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without  charge upon request by calling 1-877-569-2382

The Fund's Proxy Voting Policies and Procedures are available without charge upon request by calling 1-877-569-2382, on the Fund's website, www.hatterasfunds.com, or on the SEC's website, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ending June 30, 2018, is available without charge upon request by calling 1-877-569-2382; or on the SEC's website, at www.sec.gov.

The Trust files a Form N-Q with the Securities and Exchange Commission (the "SEC") no more than sixty days after the Trust's first and third fiscal quarters. For the Trust, this would be for the fiscal quarters ending March 31 and September 30. Form N-Q includes a complete schedule of the Trust's portfolio holdings as of the end of those fiscal quarters. The Trust's N-Q filings can be found free of charge on the SEC's website at http://www.sec.gov.

To reduce expenses, the Fund may mail only one copy of the Fund's prospectus, proxy statements, information statements, and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-569-2382 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

This report must be accompanied or preceded by the Fund's current prospectus.

HATTERASFUNDS.COM / T: 919.846.2324 / F: 919.846.3433
8510 COLONNADE CENTER DRIVE, SUITE 150 / RALEIGH, NC 27615-6520

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there are audit committee financial experts serving on its audit committee.  H. Alexander Holmes, Steve E. Moss, and Gregory S. Sellers are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning related to the required tax filings and payment of distributions.  “Other services” refer to consents to the registrant’s registration statements. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$13,500	$13,500
Audit-Related Fees	None	None
Tax Fees	$3,000	$0
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	None	None
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

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Item 11. Controls and Procedures.

(a)         The Registrant’s Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Advisor Solutions

By (Signature and Title	/s/ David B. Perkins
David B. Perkins, President/Principal Executive Officer

Date	3/4/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David B. Perkins
David B. Perkins, President/Principal Executive Officer

Date	3/4/2019

By (Signature and Title)	/s/ Nicole Shortridge-Lis
Nicole Shortridge-Lis, Treasurer/Principal Financial Officer

Date	3/1/2019

4